                                                                    EXHIBIT 10.3



EXECUTION COPY
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                          SUBSIDIARY GUARANTY AGREEMENT






                          Dated as of January 31, 2000




              Re:        $13,333,333 12% Senior Notes
                                Due June 14, 2001
                                       of
                          Orbital Sciences Corporation





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


                                TABLE OF CONTENTS

                          (Not a part of the Agreement)

SECTION                                                   HEADING                                                   PAGE

Parties.................................................................................................................1

Recitals................................................................................................................1

SECTION 1.         DEFINITIONS..........................................................................................2


SECTION 2.         GUARANTY OF NOTES AND NOTE AGREEMENT.................................................................2


SECTION 3.         GUARANTY OF PAYMENT..................................................................................2


SECTION 4.         GENERAL PROVISIONS RELATING TO THE GUARANTY..........................................................3


SECTION 5.         REPRESENTATIONS AND WARRANTIES OF THE GUARANTORS.....................................................7


SECTION 6.         AMENDMENTS, WAIVERS AND CONSENTS.....................................................................9


SECTION 7.         NOTICES..............................................................................................9


SECTION 8.         MISCELLANEOUS.......................................................................................10


Signatures.............................................................................................................12

ATTACHMENTS TO SUBSIDIARY GUARANTY AGREEMENT:

EXHIBIT A   --     Subsidiary Guaranty Supplement


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                          SUBSIDIARY GUARANTY AGREEMENT


          Re:               $13,333,333 12% Senior Notes
                                Due June 14, 2001
                                       of
                          Orbital Sciences Corporation
                ------------------------------------------------


       This SUBSIDIARY GUARANTY AGREEMENT dated as of January 31, 2000 (the or this "Guaranty") is entered into by the undersigned, together with any entity which may become a party hereto by execution and delivery of a Subsidiary Guaranty Supplement in substantially the form set forth as EXHIBIT A hereto (a "Guaranty Supplement") (which parties are hereinafter referred to individually as a "Guarantor" and collectively as the "Guarantors").


                                    RECITALS

       A. Each Guarantor is a subsidiary of Orbital Sciences Corporation, a Delaware corporation (the "Company").

       B. The Company has entered into a Note Agreement dated as of June 1, 1995 (as amended from time to time, the "Note Agreement") with The Northwestern Mutual Life Insurance Company (the "Initial Note Purchaser," together with its successors and assigns the "Holders"), providing for, among other things, the issue and sale by the Company to the Initial Note Purchaser of the Company's $20,000,000 10.50% Senior Notes due June 14, 2001 (the "Notes"). As of the date hereof, $13,333,333 in aggregate principal amount of the Notes remain outstanding, and the Notes accrue interest at the rate of 12%.

       C. As security for the Notes, the Holders have required as a condition to the granting by certain Subsidiaries (as defined in the Note Agreement) of the Company of Liens created pursuant to that Second Amended and Restated Security Agreement dated as of November 30, 1999 among the Company and the other parties named therein, that the Company cause the undersigned to enter into this Guaranty and cause each Subsidiary from time to time required under
Section 5.18 of the Note Agreement to enter into a Guaranty Supplement, and the Company has agreed to cause the undersigned to execute this Guaranty and to cause each Subsidiary from time to time required under Section 5.18 of the Note Agreement to execute a Guaranty Supplement, in each case in order to induce the Holders to consent to the granting of the Liens hereinbefore referred to and thereby benefit the Company and its Subsidiaries.

       NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, each Guarantor does hereby covenant and agree, jointly and severally, as follows:

SECTION 1.    DEFINITIONS

       Capitalized terms used herein shall have the meanings set forth in the Note Agreement unless herein defined or the context shall otherwise require.


SECTION 2.    GUARANTY OF NOTES AND NOTE AGREEMENT.

       (a) Each Guarantor jointly and severally does hereby irrevocably, absolutely and unconditionally guarantee unto the Holders: (1) the full and prompt payment of the principal of, premium, if any, and interest on the Notes from time to time outstanding, as and when such payments shall become due and payable whether by lapse of time, upon redemption or prepayment, by extension or by acceleration or declaration or otherwise (including (to the extent legally enforceable) interest due on overdue payments of principal, premium, if any, or interest at the rate set forth in the Notes) in Federal or other immediately available funds of the United States of America which at the time of payment or demand therefor shall be legal tender for the payment of public and private debts and (2) the full and prompt payment, upon demand by any Holder of all costs and expenses, legal or otherwise (including reasonable attorneys' fees), if any, as shall have been expended or incurred in the protection or enforcement of any rights, privileges or liabilities in favor of the Holders under or in respect of the Notes, the Note Agreement or under this Guaranty or in any consultation or action in connection therewith or herewith.

       (b) The liability of each Guarantor under this Guaranty shall be limited to an amount equal to a maximum amount as will, after giving effect to such maximum amount and all other liabilities of such Guarantor, contingent or otherwise, result in the obligations of such Guarantor hereunder not constituting a fraudulent transfer, obligation or conveyance.


SECTION 3.    GUARANTY OF PAYMENT.

       This is a guarantee of payment and each Guarantor hereby waives, to the fullest extent permitted by law, any right to require that any action on or in respect of any Note or the Note Agreement be brought against the Company or any other Person or that resort be had to any direct or indirect security for the Notes or for this Guaranty or any other remedy. Any Holder may, at its option, proceed hereunder against any Guarantor in the first instance to collect monies when due, the payment of which is guaranteed hereby, without first proceeding against the Company or any other Person and without first resorting to any direct or indirect security for the Notes or for this Guaranty or any other remedy. The liability of each Guarantor hereunder shall in no way be affected or impaired by any acceptance by any Holder of any direct or indirect security for, or other guaranties of, any Indebtedness, liability or obligation of the Company or any other Person to any Holder or by any failure, delay, neglect or omission by any Holder to realize upon or protect any such guarantees, Indebtedness, liability or obligation or any notes or other instruments evidencing the same or any direct or indirect security therefor or by any approval, consent, waiver, or other action taken, or omitted to be taken by any such Holder.

       The covenants and agreements on the part of the Guarantors herein contained shall take effect as joint and several covenants and agreements, and references to the Guarantors shall take



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

effect as references to each of them and none of them shall be released from liability hereunder by reason of the guarantee ceasing to be binding as a continuing security on any other of them.


SECTION 4.    GENERAL PROVISIONS RELATING TO THE GUARANTY.

       (a) Each Guarantor hereby consents and agrees that any Holder or Holders from time to time, with or without any further notice to or assent from any other Guarantor may, without in any manner affecting the liability of any Guarantor under this Guaranty, and upon such terms and conditions as any such Holder or Holders may deem advisable:

              (1) extend in whole or in part (by renewal or otherwise), modify, change, compromise, release or extend the duration of the time for the performance or payment of any Indebtedness, liability or obligation of the Company or of any other Person secondarily or otherwise liable for any Indebtedness, liability or obligations of the Company on the Notes, or waive any Default with respect thereto, or waive, modify, amend or change any provision of any other agreement or waive this Guaranty; or

              (2) sell, release, surrender, modify, impair, exchange or substitute any and all property, of any nature and from whomsoever received, held by, or for the benefit of, any such Holder as direct or indirect security for the payment or performance of any Indebtedness, liability or obligation of the Company or of any other Person secondarily or otherwise liable for any Indebtedness, liability or obligation of the Company on the Notes; or

              (3) settle, adjust or compromise any claim of the Company against any other Person secondarily or otherwise liable for any Indebtedness, liability or obligation of the Company on the Notes.

       Each Guarantor hereby ratifies and confirms any such extension, renewal, change, sale, release, waiver, surrender, exchange, modification, amendment, impairment, substitution, settlement, adjustment or compromise and that the same shall be binding upon it, and hereby waives, to the fullest extent permitted by law, any and all defenses, counterclaims or offsets which it might or could have by reason thereof, it being understood that such Guarantor shall at all times be bound by this Guaranty and remain liable hereunder.

       (b) Each Guarantor hereby waives, to the fullest extent permitted by law:

              (1) notice of acceptance of this Guaranty by the Holders or of the creation, renewal or accrual of any liability of the Company, present or future, or of the reliance of such Holders upon this Guaranty (it being understood that every Indebtedness, liability and obligation described in SECTION 2 hereof shall conclusively be presumed to have been created, contracted or incurred in reliance upon the execution of this Guaranty);

              (2) demand of payment by any Holder from the Company or any other Person indebted in any manner on or for any of the Indebtedness, liabilities or obligations hereby guaranteed; and



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

              (3) presentment for the payment by any Holder or any other Person of the Notes or any other instrument, protest thereof and notice of its dishonor to any party thereto and to such Guarantor.

       The obligations of each Guarantor under this Guaranty and the rights of any Holder to enforce such obligations by any proceedings, whether by action at law, suit in equity or otherwise, shall not be subject to any reduction, limitation, impairment or termination, whether by reason of any claim of any character whatsoever or otherwise and shall not be subject to any defense, set-off, counterclaim (other than any compulsory counterclaim), recoupment or termination whatsoever.

       (c) The obligations of the Guarantors hereunder shall be binding upon the Guarantors and their successors and assigns, and shall remain in full force and effect irrespective of:

              (1) the genuineness, validity, regularity or enforceability of the Notes, the Note Agreement or any other agreement or any of the terms of any thereof, the continuance of any obligation on the part of the Company or any other Person on or in respect of the Notes or under the Note Agreement or any other agreement or the power or authority or the lack of power or authority of the Company to issue the Notes or the Company to execute and deliver the Note Agreement or any other agreement or of any Guarantor to execute and deliver this Guaranty or to perform any of its obligations hereunder or the existence or continuance of the Company or any other Person as a legal entity; or

              (2) any default, failure or delay, willful or otherwise, in the performance by the Company, any Guarantor or any other Person of any obligations of any kind or character whatsoever under the Notes, the Note Agreement, this Guaranty or any other agreement; or

              (3) any creditors' rights, bankruptcy, receivership or other insolvency proceeding of the Company, any Guarantor or any other Person or in respect of the property of the Company, any Guarantor or any other Person or any merger, consolidation, reorganization, dissolution, liquidation, the sale of all or substantially all of the assets of or winding up of the Company, any Guarantor or any other Person; or

              (4) impossibility or illegality of performance on the part of the Company, any Guarantor or any other Person of its obligations under the Notes, the Note Agreement, this Guaranty or any other agreements; or

              (5) in respect of the Company or any other Person, any change of circumstances, whether or not foreseen or foreseeable, whether or not imputable to the Company or any other Person, or other impossibility of performance through fire, explosion, accident, labor disturbance, floods, droughts, embargoes, wars (whether or not declared), civil commotion, acts of God or the public enemy, delays or failure of suppliers or carriers, inability to obtain materials, action of any Federal or state regulatory body or agency, change of law or any other causes affecting performance, or any other



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       force majeure, whether or not beyond the control of the Company or any other Person and whether or not of the kind hereinbefore specified; or

              (6) any attachment, claim, demand, charge, Lien, order, process, encumbrance or any other happening or event or reason, similar or dissimilar to the foregoing, or any withholding or diminution at the source, by reason of any taxes, assessments, expenses, Indebtedness, obligations or liabilities of any character, foreseen or unforeseen, and whether or not valid, incurred by or against the Company, any Guarantor or any other Person or any claims, demands, charges or Liens of any nature, foreseen or unforeseen, incurred by the Company, any Guarantor or any other Person, or against any sums payable in respect of the Notes or under the Note Agreement or this Guaranty, so that such sums would be rendered inadequate or would be unavailable to make the payments herein provided; or

              (7) any order, judgment, decree, ruling or regulation (whether or not valid) of any court of any nation or of any political subdivision thereof or any body, agency, department, official or administrative or regulatory agency of any thereof or any other action, happening, event or reason whatsoever which shall delay, interfere with, hinder or prevent, or in any way adversely affect, the performance by the Company, any Guarantor or any other Person of its respective obligations under or in respect of the Notes, the Note Agreement, this Guaranty or any other agreement; or

              (8) the failure of any Guarantor to receive any benefit from or as a result of its execution, delivery and performance of this Guaranty; or

              (9) any failure or lack of diligence in collection or protection, failure in presentment or demand for payment, protest, notice of protest, notice of default and of nonpayment, any failure to give notice to any Guarantor of failure of the Company, any Guarantor or any other Person to keep and perform any obligation, covenant or agreement under the terms of the Notes, the Note Agreement, this Guaranty or any other agreement or failure to resort for payment to the Company, any Guarantor or to any other Person or to any other guaranty or to any property, security, Liens or other rights or remedies; or

              (10) the acceptance of any additional security or other guaranty, the advance of additional money to the Company or any other Person, the renewal or extension of the Notes or amendments, modifications, consents or waivers with respect to the Notes, the Note Agreement or any other agreement, or the sale, release, substitution or exchange of any security for the Notes; or

              (11) any merger or consolidation of the Company, any Guarantor or any other Person into or with any other Person or any sale, lease, transfer or other disposition of any of the assets of the Company, any Guarantor or any other Person to any other Person, or any change in the ownership of any shares or other equity interests of the Company, any Guarantor or any other Person; or

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

              (12) any defense whatsoever that the Company or any other Person might have to the payment of the Notes (principal, premium, if any, or interest), other than payment thereof in Federal or other immediately available funds; or

              (13) any act or failure to act with regard to the Notes, the Note Agreement, this Guaranty or any other agreement or anything which might vary the risk of any Guarantor or any other Person; or

              (14) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Guarantor or any other Person in respect of the obligations of any Guarantor or other Person under this Guaranty or any other agreement;

provided that the specific enumeration of the above-mentioned acts, failures or omissions shall not be deemed to exclude any other acts, failures or omissions, though not specifically mentioned above, it being the purpose and intent of this Guaranty and the parties hereto that the obligations of each Guarantor shall be absolute and unconditional and shall not be discharged, impaired or varied except by the payment of the principal of, premium, if any, and interest on the Notes in accordance with their respective terms whenever the same shall become due and payable as in the Notes provided, at the place specified in and all in the manner and with the effect provided in the Notes and the Note Agreement, as each may be amended or modified from time to time. Without limiting the foregoing, it is understood that repeated and successive demands may be made and recoveries may be had hereunder as and when, from time to time, the Company shall default under or in respect of the terms of the Notes or the Note Agreement and that notwithstanding recovery hereunder for or in respect of any given default or defaults by the Company under the Notes or the Note Agreement, this Guaranty shall remain in full force and effect and shall apply to each and every subsequent default.

       (d) All rights of any Holder may be transferred or assigned at any time and shall be considered to be transferred or assigned at any time or from time to time upon the transfer of such Note whether with or without the consent of or notice to the Guarantors under this Guaranty.

       (e) To the extent of any payments made under this Guaranty, the Guarantors shall be subrogated to the rights of the Holder or Holders upon whose Notes such payment was made, but each Guarantor covenants and agrees that such right of subrogation shall be junior and subordinate in right of payment to the prior indefeasible final payment in cash in full of all amounts due and owing by the Company with respect to the Notes and the Note Agreement and by the Guarantors under this Guaranty, and the Guarantors shall not take any action to enforce such right of subrogation, and the Guarantors shall not accept any payment in respect of such right of subrogation, until all amounts due and owing by the Company under or in respect of the Notes and the Note Agreement and all amounts due and owing by the Guarantors hereunder have indefeasibly been finally paid in cash in full. If any amount shall be paid to any Guarantor in violation of the preceding sentence at any time prior to the indefeasible payment in cash in full of the Notes and all other amounts payable under the Notes, the Note Agreement and this Guaranty, such amount shall be held in trust for the benefit of the Holders and shall forthwith be paid to the Holders to be credited and applied to the amounts due or to become due with respect to the Notes



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

and all other amounts payable under the Note Agreement and this Guaranty, whether matured or unmatured.

       (f) Each Guarantor agrees that to the extent the Company or any other Person makes any payment on any Note, which payment or any part thereof is subsequently invalidated, voided, declared to be fraudulent or preferential, set aside, recovered, rescinded or is required to be retained by or repaid to a trustee, receiver, or any other Person under any bankruptcy code, common law, or equitable cause, then and to the extent of such payment, the obligation or the part thereof intended to be satisfied shall be revived and continued in full force and effect with respect to the Guarantors' obligations hereunder, as if said payment had not been made. The liability of the Guarantors hereunder shall not be reduced or discharged, in whole or in part, by any payment to any Holder from any source that is thereafter paid, returned or refunded in whole or in part by reason of the assertion of a claim of any kind relating thereto, including, but not limited to, any claim for breach of contract, breach of warranty, preference, illegality, invalidity, or fraud asserted by any account debtor or by any other Person.

       (g) No Holder shall be under any obligation: (1) to marshall any assets in favor of the Guarantors or in payment of any or all of the liabilities of the Company under or in respect of the Notes or the obligations of the Guarantors hereunder or (2) to pursue any other remedy that the Guarantors may or may not be able to pursue themselves and that may lighten the Guarantors' burden, any right to which each Guarantor hereby expressly waives.


SECTION 5.    REPRESENTATIONS AND WARRANTIES OF THE GUARANTORS.

       Each Guarantor represents and warrants to each Holder that:

       (a) Such Guarantor is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on (1) the business, operations, affairs, financial condition, assets or properties of such Guarantor and its subsidiaries, taken as a whole, or (2) the ability of such Guarantor to perform its obligations under this Guaranty, or (3) the validity or enforceability of this Guaranty (herein in this Section 5, a "Material Adverse Effect"). Such Guarantor has the requisite power and authority to own or hold under lease the properties it purports to own or hold under lease, to carry on business as now conducted, to execute and deliver this Guaranty and to perform the provisions hereof.

       (b) This Guaranty has been duly authorized by all necessary action on the part of such Guarantor, and this Guaranty constitutes a legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms.

       (c) The execution, delivery and performance by such Guarantor of this Guaranty will not (1) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of such Guarantor under, any indenture, mortgage, deed of



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trust, loan, purchase or credit agreement, lease, charter document or by-law, or any other agreement or instrument to which such Guarantor is bound or by which such Guarantor or any of its respective properties may be bound or affected, (2) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to such Guarantor or any of its subsidiaries or (3) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the such Guarantor.

       (d) No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by such Guarantor of this Guaranty.

       (e) (1) There are no actions, suits or proceedings pending or, to the knowledge of such Guarantor, threatened against or affecting such Guarantor or any property of such Guarantor in any court or before any arbitrator of any kind or before or by any governmental authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

              (2) Such Guarantor is not in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or governmental authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any governmental authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

       (f) The obligations of such Guarantor under this Guaranty rank at least pari passu in right of payment with the senior unsecured Indebtedness of such Guarantor represented by the guaranty given by such Guarantor to the Collateral Agent pursuant to the Bank Credit Agreement, the Pledge Agreement and the Security Agreement.

       (g). Such Guarantor does not intend to hinder, delay or defraud its creditors by or through the execution and delivery of, or performance of its obligations under, this Guaranty. There has been provided to such Guarantor a substantial economic benefit and adequate consideration for the execution and delivery of this Guaranty because, among other reasons, the proceeds of the Notes have enhanced the financial position of the Company and its Subsidiaries taken as a whole.


SECTION 6.    AMENDMENTS, WAIVERS AND CONSENTS.

       (a) This Guaranty may be amended, and the observance of any term hereof may be waived (either retroactively or prospectively), with (and only with) the written consent of each Guarantor and the holders of at least 66-2/3% in aggregate principal amount of outstanding Notes, except that (1) no amendment or waiver of any of the provisions of SECTIONS 3 OR 4, or any defined term (as it is used therein), will be effective as to any Holder unless consented to by such Holder in writing, and (2) no such amendment or waiver may, without the written consent of each Holder, (i) change the percentage of the principal amount of the Notes the Holders of



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

which are required to consent to any such amendment or waiver, or (ii) amend
SECTION 2 or this SECTION 6.

       (b) So long as there are any Notes outstanding, the Guarantors will not solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions hereof unless each holder of Notes (irrespective of the amount of Notes then owned by it) shall be informed thereof by the Guarantors and shall be afforded the opportunity of considering the same and shall be supplied by the Guarantors with sufficient information to enable it to make an informed decision with respect thereto. The Guarantors will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any holder of Notes as consideration for or as an inducement to entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently offered, on the same terms, ratably to the holders of all Notes then outstanding. Promptly and in any event within 30 days of the date of execution and delivery of any such waiver or amendment, the Guarantors shall provide a true, correct and complete copy thereof to each of the holders of the Notes.

       (c) Any amendment or waiver consented to as provided in this SECTION 6 applies equally to all Holders and is binding upon them and upon each future holder and upon the Guarantors. No such amendment or waiver will extend to or affect any obligation, covenant or agreement not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Guarantors and any Holder nor any delay in exercising any rights hereunder shall operate as a waiver of any rights of any Holder. As used herein, the term "this Guaranty" and references thereto shall mean this Guaranty as it may from time to time be amended or supplemented.

       (d) Solely for the purpose of determining whether the Holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Guaranty, Notes directly or indirectly owned by any Guarantor, the Company or any of their respective subsidiaries or Affiliates shall be deemed not to be outstanding.


SECTION 7.    NOTICES.

       All notices and communications provided for hereunder shall be in writing and sent (a) by facsimile if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or
(b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

              (1) if to the Initial Note Purchaser or the Initial Note Purchaser's nominee, to the Initial Note Purchaser or the Initial Note Purchaser's nominee at the address specified for such communications in
       Schedule I to the Note Agreement, or at such other address as the Initial Note Purchaser or the Initial Note Purchaser's nominee shall have specified to any Guarantor in writing,

              (2) if to any other Holder, to such Holder at such address as such Holder shall have specified to the Guarantors in writing, or

              (3) if to any Guarantor, to such Guarantor c/o the Company at its address set forth at the beginning of the Note Agreement to the attention of Chief Financial Officer, or at such other address as such Guarantor shall have specified to the Holders in writing.

Notices under this SECTION 7 will be deemed given only when actually received.


SECTION 8.    MISCELLANEOUS.

       (a) No remedy herein conferred upon or reserved to any Holder is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any default, omission or failure of performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof but any such right or power may be exercised from time to time and as often as may be deemed expedient. In order to entitle any Holder to exercise any remedy reserved to it under the Guaranty, it shall not be necessary for such Holder to physically produce its
Note in any proceedings instituted by it or to give any notice, other than such notice as may be herein expressly required.

       (b) The Guarantors will pay all sums becoming due under this Guaranty by the method and at the address specified for such purpose in Schedule I to the Note Agreement, or by such other method or at such other address as any Holder shall have from time to time specified to the Guarantors in writing for such purpose, without the presentation or surrender of this Guaranty or any Note.

       (c) Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

       (d) If the whole or any part of this Guaranty shall be now or hereafter become unenforceable against any one or more of the Guarantors for any reason whatsoever or if it is not executed by any one or more of the Guarantors, this Guaranty shall nevertheless be and remain fully binding upon and enforceable against each other Guarantor as if it had been made and delivered only by such other Guarantors.

       (e) This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of each Holder and its successors and assigns so long as its Notes remain outstanding and unpaid.

       (f) This Guaranty may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

       (g) This Guaranty shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

       IN WITNESS WHEREOF, each of the undersigned has caused this Guaranty to be duly executed by an authorized representative as of this 31st day of January, 2000.

                                       ENGINEERING TECHNOLOGIES, INC.



                                       By
                                          Its
                                             ----------------------------------


                                       ORBITAL COMMERCIAL SYSTEMS, INC.



                                       By
                                          Its
                                             ----------------------------------


                                       ORBITAL SPACE SYSTEMS, INC.



                                       By
                                          Its
                                             ----------------------------------


                                       ORBITAL COMMERCIAL SYSTEMS, INC.



                                       By
                                          Its
                                             ----------------------------------



                                       ORBITAL INTERNATIONAL, INC.



                                       By
                                          Its
                                             ----------------------------------

                                       ORBITAL SERVICES CORPORATION



                                       By
                                          Its
                                             ----------------------------------


                                       ORBITAL NAVIGATION CORPORATION



                                       By
                                          Its
                                             ----------------------------------


                                       ORBLINK LLC



                                       By
                                          Its
                                             ----------------------------------

Accepted and Agreed to:



                                       ORBITAL SCIENCES CORPORATION



                                       By
                                          Its
                                             ---------------------------------

                         SUBSIDIARY GUARANTY SUPPLEMENT




To the Holders of the hereinafter defined Notes of Orbital Sciences Corporation
  (the "Company")

Ladies and Gentlemen:

       WHEREAS the Company has issued its $20,000,000 10.50% Senior Notes due June 14, 2001 (the "Notes") pursuant to the Note Agreement dated as of June 1, 1995 (as amended from time to time, the "Note Agreement") with The Northwestern Mutual Life Insurance Company (the "Initial Note Purchaser," together with its successors and assigns the "Holders"). As of the date hereof, $13,333,333 in aggregate principal amount of the Notes remain outstanding, and the Notes accrue interest at the rate of 12%.

       WHEREAS, as a condition precedent to the granting by certain Subsidiaries of the Company of Liens created pursuant to that Second Amended and Restated Security Agreement dated as of November 30, 1999 among the Company and the other parties named therein, the Holders have required that from time to time certain subsidiaries of the Company enter into a Subsidiary Guaranty Agreement as security for the Notes (the "Subsidiary Guaranty").

       Pursuant to Section ___ of the Note Agreement, the Company has agreed to cause the undersigned, ____________, a __________ organized under the laws of ______________ (the "Additional Guarantor"), to join in the Subsidiary Guaranty. In accordance with the requirements of the Subsidiary Guaranty, the Additional Guarantor desires to amend the definition of Guarantor (as the same may have been heretofore amended) set forth in the Subsidiary Guaranty attached hereto so that at all times from and after the date hereof, the Additional Guarantor shall be jointly and severally liable as set forth in the Subsidiary Guaranty for the obligations of the Company under the Note Agreement and Notes to the extent and in the manner set forth in the Subsidiary Guaranty.

       The undersigned is a subsidiary of the Company and is duly authorized to execute and deliver this Guaranty Supplement to each of you. The execution by the undersigned of this Guaranty Supplement shall evidence its consent to and acknowledgment and approval of the terms set forth herein and in the Subsidiary Guaranty and by such execution the Additional Guarantor shall be deemed to have made in favor of the Holders the representations and warranties set forth in
Section 5 of the Subsidiary Guaranty.

       Upon execution of this Subsidiary Guaranty Supplement, the Subsidiary Guaranty shall be deemed to be amended as set forth above. Except as amended herein, the terms and provisions of the Subsidiary Guaranty are hereby ratified, confirmed and approved in all respects.


                                    EXHIBIT A
                       (to Subsidiary Guaranty Agreement)

       Any and all notices, requests, certificates and other instruments (including the Notes) may refer to the Subsidiary Guaranty without making specific reference to this Subsidiary Guaranty Supplement, but nevertheless all such references shall be deemed to include this Subsidiary Guaranty Supplement unless the context shall otherwise require.

       Dated: _________________.



                                       [NAME OF ADDITIONAL GUARANTOR]



                                       By
                                          Its


                                      -2-